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                                                                  EXHIBIT 10.4


                             INTERCREDITOR AGREEMENT

                     (10% Secured Senior Subordinated Notes)

         This INTERCREDITOR AGREEMENT, dated as of October 20, 2004, is entered into by and among CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation, in its capacity as agent pursuant to the Working Capital Loan and Security Agreement (as hereinafter defined) for the lenders who are party from time to time thereto (in such capacity, together with its successors and assigns in such capacity, "Working Capital Agent"), SILVER POINT FINANCE, LLC, a Delaware limited liability company, in its capacity as agent pursuant to the Term Loan Agreement (as hereinafter defined) for the lenders from time to time party thereto (in such capacity, together with its successors and assigns in such capacity, "Term Loan Agent") and, BNY MIDWEST TRUST COMPANY, an Illinois Trust Company, in its capacity as trustee pursuant to the Indenture (as hereinafter defined) for the Noteholders (as hereinafter defined)(in such capacity, together with its successors and assigns in such capacity, the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Borrowers (as hereinafter defined), International Wire Group, Inc., a Delaware corporation ("Parent"), certain lenders, and Working Capital Agent are entering into a Loan and Security Agreement, dated as of October 20, 2004 (as such agreement may be amended, modified, supplemented, extended, renewed, or restated, the "Working Capital Loan and Security Agreement"); and

         WHEREAS, the Borrowers, Parent, certain lenders, and Term Loan Agent are entering into a Loan and Security Agreement, dated as of October 20, 2004 (as such agreement may be amended, modified, supplemented, extended, renewed, or restated, the "Term Loan Agreement", and together with the Working Capital Loan and Security Agreement, the "Senior Loan Agreements"); and

         WHEREAS, Parent, the Borrowers, and the Trustee are entering into the Indenture, dated as of October 20, 2004, (as such Indenture may be amended, modified, supplemented, extended, renewed, or restated, the "Indenture") governing the Parent's 10% Secured Senior Subordinated Notes due 2011 (the " Notes");

         WHEREAS, it is a condition precedent to the effectiveness of the Senior Loan Agreements that the Working Capital Agent and the Term Loan Agent (each for itself and for the benefit of the lenders under each respective facility) and the Trustee (for itself and for the benefit of the holders of the Notes), enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:



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         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

         "Agent" shall mean each of the Working Capital Agent and the Term Loan Agent, including, in each case, any successor thereto exercising substantially the same rights and powers, or if there is no acting Working Capital Agent, under the Working Capital Loan Agreement, or Term Loan Agent, under the Term Loan Agreement, the Required Lenders under such agreement, as applicable.

         "Agent Intercreditor Agreement" means the Intercreditor Agreement dated as of October 20, 2004, by and between the Working Capital Agent and the Term Loan Agent.

         "Agreement" shall mean this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute.

         "Borrowers" shall mean each entity listed as a "Borrower" on the signature pages to the addendum hereto, and in each case, their successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any successor or assign.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the State of New York, the State of Illinois or the State of North Carolina, and a day on which Working Capital Agent, Term Loan Agent and the Trustee are open for the transaction of business.

         "Common Collateral" shall mean all of the assets and properties of any Obligor, of any kind whatsoever, whether real or personal, tangible or intangible, and wherever located, constituting both Senior Lender Collateral and Noteholder Collateral.

         "Comparable Noteholder Collateral Document" shall mean, in relation to any Common Collateral subject to any Senior Lender Collateral Document, that Noteholder Collateral Document which creates a security interest in the same Common Collateral, granted by one or more of the Obligors, as applicable.

         "Future First-Lien Credit Facility" shall mean the Loan and Security Agreement or the Term Loan (each as defined in the Indenture), other than the Working Capital Loan and Security Agreement or Term Loan Agreement, into which the Borrowers have entered in accordance with the terms of the Term Loan Agreement or Working Capital Loan and Security Agreement, respectively, then in effect.

         "Guarantor" shall mean (a) each entity listed as a "Guarantor" on the signature pages to the Addendum hereto, and in each case, such entity's successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of such entity or on behalf of any successor or assign, and (b) each other Person (other than a Borrower) now or at



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any time hereafter liable on or in respect of any of the Senior Lender Debt or the Noteholder Debt, and each of such Person's successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

         "Indenture" shall have the meaning set forth in the recitals hereto.

         "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law of any jurisdiction affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets or (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person or
(d) any assignment for the benefit of creditors or any marshaling of assets of such Person.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

         "Noteholder Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Obligor to the Trustee or any of the Noteholders arising under the Noteholder Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Indenture or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding).

         "Noteholder Collateral" shall mean all of the assets and properties of any Obligor, of any kind whatsoever, whether real or personal, tangible or intangible, and wherever located, in which the Trustee now or hereafter holds a Lien as security for any Noteholder Debt.

         "Noteholder Collateral Agreement" shall mean the Collateral Agreement dated as of October 20, 2004, among the Parent, the Borrowers, the Trustee and the Collateral Agent (as defined in the Indenture).

         "Noteholder Collateral Documents" shall mean the Noteholder Collateral Agreement, the Noteholder Mortgages, and any other document or instrument executed and delivered at any time pursuant to any Noteholder Document or otherwise, pursuant to which a



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Lien is granted by an Obligor to secure any Noteholder Debt or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

         "Noteholder Documents" shall mean the Indenture, the Notes (as defined in the Indenture), the Noteholder Collateral Documents and any other document or instrument executed and delivered at any time pursuant to any Noteholder Document or otherwise, with respect to any Noteholder Debt, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

         "Noteholder Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Obligor is granted to secure any Noteholder Debt or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

         "Noteholders" shall mean the Persons holding Noteholder Debt.

         "Notes" shall have the meaning set forth in the recitals hereto.

         "Obligor" shall mean, individually and collectively, the Borrowers and the Guarantors.

         "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including without imitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

         "Recovery" shall have the meaning set forth in Section 6.5 hereof.

         "Required Lenders" shall mean, with respect to any amendment or modification of a Senior Loan Agreement, or any termination or waiver of any provision of a Senior Loan Agreement, or any consent or departure by any of the Obligors therefrom, those Senior Lenders, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure under such Senior Loan Agreement, as applicable.

         "Senior Lender Collateral" shall mean all of the assets and properties of any Obligor, of any kind whatsoever, whether real or personal, tangible or intangible, and wherever located, in which either of the Agents now or hereafter holds a Lien as security for any Senior Lender Debt.

         "Senior Lender Collateral Documents" shall mean any of the Financing Agreements under and as defined in each of the Working Capital Loan and Security Agreement and the Term Loan Agreement pursuant to which a Lien is granted securing any Senior Lender Debt, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.



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         "Senior Lender Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Obligor to either Agent or any of the Senior Lenders arising under the Senior Lender Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the applicable Senior Lender Documents or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding).

         "Senior Lender Documents" shall mean each of (a) the Working Capital Loan and Security Agreement and each of the other Financing Agreements (as defined in the Working Capital Loan and Security Agreement) and (b) the Term Loan Agreement and each of the other Financing Agreements (as defined in the Term Loan Agreement), as any of the foregoing may be amended, modified, supplemented, extended, renewed, or restated from time to time.

         "Senior Lender Termination Date" shall mean the date that both of the following have occurred: (a) the Working Capital Lenders have received payment in full in cash or other immediately available funds of all of the Working Capital Debt (other than contingent indemnity obligations not yet due and payable), Working Capital Agent shall have received either cash collateral or a letter of credit with respect to contingent obligations in accordance with
Section 13.1(a) of the Working Capital Loan and Security Agreement and the agreement of the Working Capital Lenders to make any further loans or provide any further financial accommodations to Borrowers shall have been terminated; and (b) the Term Lenders have received payment in full in cash or other immediately available funds of all of the Term Loan Debt (other than contingent indemnity obligations not yet due and payable), and the agreement of the Term Lenders to make any further loans or provide any further financial accommodations to Borrowers shall have been terminated.

         "Senior Lenders" shall mean the Persons holding Senior Lender Debt, including, without limitation, the Agents.

         "Senior Loan Agreements" shall have the meaning set forth in the recitals hereto.

         "Term Loan Agent Designation" shall mean a written notice from the Working Capital Agent to the Trustee designating the Term Loan Agent as the Agent to which all proceeds of the Common Collateral should be paid.

         "Trustee" shall include, in addition to the Trustee referred to in the recitals hereto, the then acting collateral agent under the Indenture and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Indenture, the Noteholders holding a majority in principal amount of Noteholder Debt then outstanding.



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         "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial
Code of the State of New York, as amended.

         SECTION 2. LIEN PRIORITIES.

         2.1 Acknowledgment of Liens. Each of the Agents hereby acknowledges that the Trustee acting for and on behalf of the Noteholders has been granted Liens upon all of the Common Collateral pursuant to the Noteholder Documents to secure the Noteholder Debt. The Trustee hereby acknowledges that the Working Capital Agent and the Term Loan Agent acting for and on behalf of Working Capital Lenders and the Term Lenders, respectively, have been granted Liens upon all of the Common Collateral pursuant to the Senior Lender Documents to secure the Senior Lender Debt.

         2.2 Subordination. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of any Agent or Lender in any Collateral, and notwithstanding any conflicting provisions, terms or conditions of the UCC or any other applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, the Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Common Collateral securing any or all of the Senior Lender Debt now or hereafter held by either of the Agents or any of the Senior Lenders shall be senior and prior to any Lien on the Common Collateral securing any or all of the Noteholder Debt; and (b) any Lien on the Common Collateral now or hereafter held by the Trustee or any of the Noteholders regardless of how acquired, whether by grant, statute, operation of law, judgment, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any or all of the Senior Lender Debt. All Liens on the Common Collateral securing any or all of the Senior Lender Debt shall be and remain senior to all Liens on the Common Collateral securing any or all of the Noteholder Debt for all purposes, whether or not any such Liens securing any of the Senior Lender Debt are subordinated to any Lien securing any other obligation of any Borrower or any Guarantor.

         2.3 Prohibition on Contesting Liens. Each of the Trustee, for itself and on behalf of each Noteholder, and each Agent, for itself and on behalf of each Senior Lender for which it is the agent, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency Proceeding), the priority, validity or enforceability of a Lien held by the Agents or any of the Senior Lenders in any of the Senior Lender Collateral or by the Trustee or any of the Noteholders in any of the Common Collateral, as the case may be.

         2.4 No New Liens. Until the Senior Lender Termination Date, (a) the Trustee agrees, for itself and on behalf of each Noteholder, that the Trustee and each Noteholder shall not demand or receive any Lien upon any assets or properties of any Obligor unless the Agents have been granted a Lien on such assets or properties which is senior and prior to the Liens thereon of the Trustee and the Noteholders and (b) the parties hereto agree that, after the date hereof, if the Trustee or any Noteholder shall nonetheless hold any Lien on any assets or properties of any Obligor that are not also subject to the senior and prior Lien of the Agents, the Trustee, upon demand by either Agent, will either release (or cause the release of) such Lien or assign (or cause



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to be assigned) such Lien to the Working Capital Agent and the Term Loan Agent
(for distribution in accordance with the Agent Intercreditor Agreement), as security for the Senior Lender Debt.

         SECTION 3. ENFORCEMENT.

         3.1 Exercise of Remedies.

         (a) Prior to the Senior Lender Termination Date, whether or not any Insolvency Proceeding has been commenced by or against any Obligor, (i) the Trustee and the Noteholders will not (A) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral, or institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, (B) contest, protest or object to any foreclosure proceeding or action brought by either Agent or any Senior Lender, or any exercise of any right under any cash management agreement, landlord waiver or bailee's letter or similar agreement or arrangement or of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or (C) object to the forbearance by the Agents and the Senior Lenders or any of them from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral. Prior to the Senior Lender Termination Date, the Agents and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Trustee or any Noteholder. The Trustee, for itself and on behalf of the Noteholders, agrees that, unless and until the Senior Lender Termination Date has occurred: the Trustee and the Noteholders will not commence, or join with any Person (other than the Senior Lenders and the Agents upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Noteholder Documents or otherwise; and the Trustee and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Agents or any Senior Lender under any of the Senior Lender Documents, including any sale, lease, exchange, transfer, or other disposition of any Common Collateral, whether by foreclosure or otherwise. Notwithstanding the foregoing, however, in any Insolvency Proceeding commenced by or against any Obligor, the Trustee may file a claim or statement of interest with respect to the Noteholder Debt, and the Trustee may take any action, not adverse to the Liens on the Common Collateral securing any of the Senior Lender Debt and otherwise not inconsistent with the terms and conditions of this Agreement, in order to preserve or protect the Trustee's Liens in the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Agents and the Senior Lenders or any of them may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under the Bankruptcy Code or similar laws of any applicable jurisdiction. Without limiting the generality of the foregoing, unless and until the Senior Lender Termination Date has occurred, except as expressly provided above in this
Section 3.1(a), the



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sole right of the Trustee and the Noteholders with respect to the Common
Collateral is to hold a Lien on the Common Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Senior Lender Termination Date has occurred.

         (b) The Trustee, for itself and on behalf of the Noteholders, hereby waives any and all rights it or any of the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Agents or any of the Senior Lenders seek to enforce or collect any Senior Lender Debt or any Liens granted in any of the Senior Lender Collateral.

         SECTION 4. PAYMENTS.

         4.1 Application of Proceeds. Until the Senior Lender Termination Date has occurred, all cash proceeds of Common Collateral received in connection with any sale or other disposition of, or collection or other realization on, such Common Collateral (except for payments in respect of the Notes made in accordance with any provision of the Senior Loan Agreements expressly permitting such payments) shall be paid to the Agents and shall be applied by the Agents to the Senior Lender Debt in such order as specified in the Agent Intercreditor Agreement. On and after the Senior Lender Termination Date, the Agents shall deliver to the Trustee any Common Collateral and any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

         4.2 Payments Over. Any Common Collateral or proceeds thereof received by the Trustee or any Noteholder at any time prior to the Senior Lender Termination Date (except for payments in respect of the Notes made in accordance with any provision of the Senior Loan Agreements expressly permitting such payments) shall be segregated and held in trust by the Trustee. The Trustee shall promptly send written notice to Working Capital Agent (or Term Loan Agent if the Trustee has received the Term Loan Agent Designation) upon receipt of such Common Collateral or proceeds and if directed by the Working Capital Agent (or the Term Loan Agent, if applicable) within five (5) days after receipt by such Agent of such written notice, shall pay over such Common Collateral or proceeds to the Working Capital Agent (or to the Term Loan Agent, if applicable) in the same form as received for distribution in accordance with the Agent Intercreditor Agreement, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Working Capital Agent or the Term Loan Agent, as the case may be, is hereby authorized to make any such endorsements as agent for the Trustee or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

         SECTION 5. OTHER AGREEMENTS.

         5.1 Releases.

         (a) If in connection with:

                  (i) the exercise of the Agents' remedies in respect of any of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer, or other disposition of such Common Collateral; or



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

                  (ii) any sale, lease, exchange, transfer, or other disposition of Common Collateral permitted under the terms of the Senior Loan Agreements (whether or not an event of default under, and as defined therein, has occurred and is continuing); or

                  (iii) any agreement between the Agents and the Borrowers to release the Agents' Lien on any portion of the Common Collateral or to release any Guarantor from its obligations under the Senior Loan Agreements or any of the other Senior Lender Documents;

the Agents, for themselves or on behalf of the Senior Lenders, release any of their Liens on any part of the Common Collateral (or any Guarantor from its obligations under the Senior Loan Agreements or any of the other Senior Lender Documents), the Liens, if any, of the Trustee, for itself or for the benefit of the Noteholders, on such Common Collateral (or the obligations of such Guarantor under its guaranty of the Noteholder Debt, as the case may be) shall be automatically, unconditionally and simultaneously released and the Trustee, for itself or on behalf of any such Noteholder, promptly shall execute and deliver to the Agents or the Borrowers such termination statements, releases and other documents as the Senior Collateral Agents or the Borrowers may request to confirm effectively such release.

         (b) The Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints each of the Agents and any officer or agent of such Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such Noteholder or in such Agents' names, from time to time in such Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statement amendments, endorsements or other instruments or transfer or release. This power is coupled with an interest and is irrevocable.

         5.2 Insurance. Until the Senior Lender Termination Date, the Agents and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Borrowers under the relevant Senior Lender Documents, to adjust settlement for any insurance policy covering any Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting any Common Collateral. Until the Senior Lender Termination Date, all proceeds of any such policy and any such award shall be paid to the Agents for the benefit of the Senior Lenders to the extent required under the Senior Loan Agreements and the other Senior Lender Documents and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents. If the Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Working Capital Agent (or the Term Loan Agent if the Trustee has received the Term Loan Agent Designation) in accordance with the terms of
Section 4.2.

         5.3 Amendments to Noteholder Collateral Documents.

         (a) Without the prior written consent of the Agents and the Required Lenders, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or



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

entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would (i) provide any restriction on the Obligors' ability to incur Senior Lender Debt, to grant Liens to the Agents for the benefit of the Senior Lenders or otherwise to perform their obligations under the Senior Lender Documents, in each case that is more restrictive than is contained in the Noteholder Documents on the date hereof,
(ii) change the rate of interest payable on or alter the amount or dates for payment of any principal or other sum due in respect of the Noteholder Debt, other than to reduce such rate of interest or amount or extend the maturity of any such payment or (iii) otherwise be inconsistent with any of the terms of any of the Senior Lender Documents or this Agreement. The Trustee agrees that each Noteholder Collateral Document shall include the following language:

         "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of October 20, 2004 (as amended, modified, supplemented or replaced from time to time, the "Intercreditor Agreement"), among Congress Financial Corporation (Central) and Silver Point Finance LLC, as Agents, and BNY Midwest Trust Company, as Trustee. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

In addition, the Trustee agrees that (i) each Noteholder Mortgage covering any Common Collateral shall contain such other language as the Agents may reasonably request to reflect the subordination of such Noteholder Mortgage to the Agents' Mortgages covering such Common Collateral and (ii) each Uniform Commercial Code financing statement naming the Trustee as secured party covering any Common Collateral shall contain such other language as the Agents may reasonably request to reflect the lien subordination agreed to in this Agreement.

         (b) In the event the Agents or the Required Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Lender Collateral Document or changing in any manner the rights of either Agent, any of the Senior Lenders, or any of the Obligors thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Trustee or the Noteholders and without any action by the Trustee or any Obligor; provided, however, (A) that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is required by Section 5.1 and
(B) notice of such amendment, waiver or consent shall have been given to the Trustee.

         5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Trustee and the Noteholders may exercise rights and remedies as an unsecured creditor against the Borrowers and its Subsidiaries in accordance with the terms of the Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Trustee or any Noteholders of the required payments of interest on and principal of the Notes so long as such receipt is (a) not the direct or indirect result of the exercise by the Trustee or any Noteholder of rights or remedies as a secured creditor or enforcement of any Lien held by any of them in contravention of this Agreement and (b) permitted by the terms of the Indenture (including, without limitation, Article X thereof (Subordination)) and the Senior Lender Documents. In the event the Trustee or any Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Debt on the same basis as the other Liens securing the Noteholder Debt are so subordinated to such Senior Lender Debt under this Agreement. Nothing in this Agreement modifies any rights or remedies the Agents or any of the Senior Lenders may have with respect to the Senior Lender Collateral.

         5.5 Bailee for Perfection.

         (a) Each of the Agents agrees to hold all of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Trustee solely for the purpose of perfecting the security interest granted in such Common Collateral pursuant to the Noteholder Collateral Agreement, subject to the terms and conditions of this Section 5.5.

         (b) Until the Senior Lender Termination Date, the Agents shall be entitled to deal with the Common Collateral in their possession or control in accordance with the terms of the Senior Lender Documents as if the Lien of the Trustee under the Noteholder Security Agreement did not exist. The rights of the Trustee shall at all times be subject to the terms of this Agreement and to the Agents' rights under the Senior Lender Documents.

         (c) Neither of the Agents shall have any obligation whatsoever to the Trustee or any Noteholder to assure that the Common Collateral in such Agent's possession or control is genuine or owned by any Obligor or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Agents under this Section 5.5 shall be limited solely to holding the Common Collateral in their possession or control as bailee for the Trustee for purposes of perfecting the Lien held by the Trustee and to using the same degree of care with respect to such Common Collateral as such Agent uses for similar property pledged to it as collateral for indebtedness generally.

         (d) The Agents shall not have by reason of the Noteholder Security Agreement or this Agreement or any other document a fiduciary relationship in respect of the Trustee or any Noteholder.

         (e) Upon the Senior Lender Termination Date, each of the Agents shall deliver to the Trustee the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) together with any necessary endorsements (or otherwise allow the Trustee to obtain control of such Common Collateral), or as a court of competent jurisdiction may otherwise direct.

         5.6 When Discharge of Senior Lender Debt Deemed to Not Have Occurred. If at any time after one of the events described in the definition of the Senior Lender Termination Date has occurred, the Borrowers designate any Future First-Lien Credit Facility to be a "Senior Loan Agreement" hereunder in place of the terminated Senior Loan Agreement, then such event described in the definition of Senior Lender Termination Date shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such event), and such Future First-Lien Credit Facility shall automatically be treated as a Senior Loan Agreement for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein. Upon receipt of notice of such designation (including the identity of the new Agent thereunder), the Trustee shall promptly deliver to such Agent any Common Collateral in the Trustee's possession and control together with any necessary endorsements (or otherwise allow such Agent to obtain control of such Collateral).

         SECTION 6. INSOLVENCY PROCEEDINGS.

         6.1 Insolvency Proceedings Generally. This Agreement shall be applicable both before and after the filing of any petition by or against any Obligor under the Bankruptcy Code or the commencement of any other Insolvency Proceedings and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to the trustee for any Obligor and any Obligor as debtor-in-possession. The relative rights of Working Capital Agent, Term Loan Agent and Trustee in or to any distributions from or in respect of any Common Collateral or proceeds of Common Collateral shall continue after the filing of such petition on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Obligor as debtor-in-possession.

         6.2 Financing Issues. If any Obligor shall be subject to any Insolvency Proceeding and either Agent or any Senior Lender shall desire to permit the use of cash collateral or to permit any Obligor to obtain financing under Section 363 or Section 364 of the Bankruptcy Code ("DIP Financing"), and if (x) the DIP Financing is secured by Liens on the Common Collateral that are senior to or pari passu with the Liens of the Senior Lenders on the Common Collateral and (y) to the extent the Senior Lenders receive replacement liens on post-petition assets in connection with such DIP Financing, the Trustee, for the benefit of the Noteholders, receives replacement liens on such post-petition assets that are junior and subordinate to the Senior Lender's replacement liens to the same extent as the Trustee's Liens on the Common Collateral are junior and subordinate to the Senior Lenders' Liens on the Common Collateral, then the Trustee, on behalf of itself and the Noteholders, agrees that (a) it will not raise any objection to such use of cash collateral or DIP Financing, (b) it will not request adequate protection or any other relief in connection therewith, and
(c) it will subordinate its Liens in the Common Collateral to such DIP Financing (and all obligations secured thereby) on the same basis as the Liens securing the Noteholder Debt are subordinated to the Liens securing Senior Lender Debt under this Agreement.

         6.3 Relief from the Automatic Stay. The Trustee, on behalf of itself and the Noteholders, agrees that, until the Senior Lender Termination Date, none of them shall seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Common Collateral, without the prior written consent of the Agents and the Required Lenders.

         6.4 Adequate Protection. The Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person in contesting) (a) any request by any Agent or any of the Senior Lenders for adequate protection or (b) any objection by any Agent or any of the Senior Lenders to any motion, relief, action or proceeding based on any Agent or any of the Senior Lenders claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency Proceeding, (i) if the Agents or the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under Section 363 or
Section 364 of the Bankruptcy Code, then the Trustee, on behalf of itself or any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Debt and such DIP Financing (and all obligations secured thereby) on the same basis as the other Liens securing the Noteholder Debt are so subordinated to the Liens securing the Senior Lender Debt under this Agreement, (ii) the Trustee, on behalf of itself and the Noteholders, agrees that it will not seek or request adequate protection in respect of its Liens on the Common Collateral, and (iii) if, notwithstanding the foregoing, the Trustee or any Noteholder is granted a Lien on additional collateral as adequate protection for the Noteholder Debt, but the Agents are not granted a senior and prior Lien on the same collateral with respect to the Senior Lender Debt, then until the Senior Lender Termination Date, such additional collateral shall be assigned to the Agents for application to the Senior Lender Debt to the same extent and on the same terms as proceeds of the Common Collateral.

         6.5 No Waiver. Nothing contained herein shall prohibit or in any way limit either Agent or any Senior Lender from objecting in any Insolvency Proceeding or otherwise to any action taken by the Trustee or any of the Noteholders, including, without limitation, action by the Trustee or any Noteholder seeking adequate protection or asserting any of its rights and remedies under the Noteholder Documents or otherwise.

         6.6 Avoidance Recoveries. If any Agent or any Senior Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Obligor any amount (a "Recovery"), then the relevant Senior Lender Debt shall be reinstated to the extent of such Recovery and such Agent or Senior Lender shall be entitled to all of the rights and remedies with respect to such Recovery under the Senior Lender Documents or otherwise that it would have had if it had not received the payment that formed the basis for such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

         6.7 Reorganization Securities. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Lender Debt and Noteholder Debt, then, to the extent the debt obligations distributed on account of Senior Lender Debt and Noteholder Debt are secured by Liens on the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

         6.8 Asset Sales in Bankruptcy. The Trustee, for itself and each of the Noteholders, agrees that it will not object to or oppose a sale or other disposition of any Common Collateral or other assets, properties or capital stock securing the Senior Lender Debt (or any portion thereof) free and clear of security interests, liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Agents have consented to such sale or disposition, provided that the Liens of the Trustee in such Common Collateral attach to the proceeds thereof from such sale with the same priority relative to the Liens of the Senior Lenders as its Liens in such Common Collateral.

         6.9 Agreement Not to Commence Insolvency Proceeding. The Trustee, for itself and on behalf of the Noteholders, agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any Insolvency Proceeding, prior to the Senior Lender Termination Date.

         6.10 Voting of Claims. The provisions of Article X of the Indenture (Subordination) regarding the Agents' rights to file and prosecute the claims of the Noteholders in respect of the Noteholder Debt in any Insolvency Proceeding shall apply to all secured claims of the Noteholders in respect of the Liens on the Common Collateral securing the Noteholder Debt.

         SECTION 7. RELIANCE; WAIVERS; ETC.

         7.1 Reliance. The consent by the Senior Lenders to the Lien on the Common Collateral granted to the Trustee on behalf of the Noteholders, and all loans and other extensions of credit made or deemed made on and after the date hereof by any Agent or any of the Senior Lenders to the Obligors, shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on either Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

         7.2 No Warranties or Liability. The Trustee, on behalf of itself and the Noteholders, acknowledges and agrees that neither the Agents nor any Senior Lender has made any express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility, or enforceability of any of the Senior Lender Debt or the Senior Lender Documents. The Agents and the Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrowers in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Agents and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise expressly provided in this Agreement. Neither the Agents nor any Senior Lender shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Obligor

(including, without limitation, the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

         7.3 No Waiver of Lien Priorities.

         (a) No right of the Senior Lenders, the Agents or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or by any act or failure to act by any Senior Lender or either Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Agents or the Senior Lenders, or any of them, may have or be otherwise charged with.

         (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Obligors under the Senior Lender Documents), the Senior Lenders, the Agents or any of one or more of them may, at any time and from time to time, without the consent of, or notice to, the Trustee or any Noteholder, without incurring any liabilities to the Trustee or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Trustee or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

                  (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Debt or any Lien in any Senior Lender Collateral or guaranty thereof or any liability of any Obligor or any other Person to any of the Senior Lenders or either Agent (including, without limitation, any increase in or extension of any of the Senior Lender Debt, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any of the Senior Lender Documents;

                  (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of any Obligor or any other Person to any of the Senior Lenders or either Agent, or any liability incurred directly or indirectly in respect thereof;

                  (iii) settle or compromise any Senior Lender Debt or any other liability of any Obligor or any other Person or any Lien therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, any of the Senior Lender Debt) in any manner or order; and

                  (iv) exercise or delay in or refrain from exercising any right or remedy against any Obligor or any other Person or any Senior Lender Collateral or any Lien therefor, elect any remedy and otherwise deal freely with any Obligor or any other Person or any Senior Lender Collateral or any Lien therefor.

         (c) The Trustee, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Agents shall have no liability to the Trustee or any Noteholder, and the Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or either Agent, arising out of any and all actions which any of the Senior Lenders or either Agent may take or permit or omit to take with respect to: (i) any of the Senior Lender Documents,
(ii) the collection of any of the Senior Lender Debt or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any of the Senior Lender Collateral. The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Agents have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Debt or otherwise.

         (d) The Trustee, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

         7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Agents and the Senior Lenders and the Trustee and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any Senior Lender Documents or any Noteholder Documents;

         (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Debt or Noteholder Debt, or any amendment or waiver or other modification (including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise) of the terms of the Senior Loan Agreements or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

         (c) any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Debt or Noteholder Debt or any guarantee thereof;

         (d) the commencement of any Insolvency Proceeding in respect of any Obligor; or

         (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of any of the Senior Lender Debt, or of the Trustee or any Noteholder in respect of this Agreement.

Nothing in this Section 7.4 shall be construed as a consent or waiver by either Agent or any Senior Lender to any action by the Trustee or the Noteholders or under any of the Noteholder Documents that is not otherwise permitted under the Senior Lender Documents.

         SECTION 8. MISCELLANEOUS.

         8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern. In the event of any conflict between any instruction, request or direction given by either Agent to the Trustee or any Noteholder hereunder and any instruction, request or direction given by any Senior Lender to the Trustee or any Noteholder hereunder, the instruction, request or direction given by such Agent shall govern.

         8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Senior Lender Termination Date shall have occurred. This is a continuing agreement of lien subordination and the Agents and Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Obligors in reliance on this Agreement. The Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding.

         8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by the Trustee and each Agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Parent, the Borrowers and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement.

         8.4 Information Concerning Financial Condition of the Company, the Borrowers and its Subsidiaries. The Agents and the Senior Lenders, on the one hand, and the Trustee and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Parent, the Borrowers and their Subsidiaries and all Obligors in respect of the Senior Lender Debt or the Noteholder Debt, as the case may be, and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Lender Debt or the Noteholder Debt. The Agents and the Senior Lenders shall have no duty to advise the Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event either of the Agents or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Trustee or any Noteholder, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or
(z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

         8.5 [Intentionally Omitted]

         8.6 Application of Payments. As between the Agents and the Senior Lenders, on the one hand, and the Trustee and the Noteholders, on the other hand, all payments received by the Agents or the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Debt as the Agents and/or the Senior Lenders, in their sole discretion, deem appropriate. The Trustee, on behalf of itself and the Noteholders, assents to any extension or postponement of the time of payment of the Senior Lender Debt or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Common Collateral which may at any time secure any part of the Senior Lender Debt and to the addition or release of any other Person primarily or secondarily liable therefor.

         8.7 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee and the Agents, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         8.8 Further Assurances. The Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Agents and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Agents or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

         8.9 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         8.10 Binding on Successors and Assigns. This Agreement shall be binding upon the Agents, the Senior Lenders, the Trustee, the Noteholders and their respective permitted successors and assigns.

         8.11 Specific Performance. The Agents may demand specific performance of this Agreement. The Trustee, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Agents.

         8.12 Section Titles; Time Periods; Capacities. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including". All references to any Borrower or any Guarantor shall include such Borrower or such Guarantor as an obligor under the Senior Lender Documents, regardless of its capacity as a borrower or guarantor thereunder.

         8.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic transmission also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

         8.14 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. By its signature, the Trustee represents and warrants to the Agents that BNY Midwest Trust Company, as trustee, has Liens on assets of the Parent, the Borrowers or any of its Subsidiaries only in its capacity as Trustee and not in any other capacity or in its individual capacity.

         8.15 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Agents and the Senior Lenders and their respective successors and assigns and the Trustee and the Noteholders and their respective permitted successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder.

         8.16 Rights as Between Agents. With respect to the rights and the exercise of rights hereunder of the Working Capital Agent and the Working Capital Lenders, on the one hand, and the rights and the exercise of rights hereunder of the Term Loan Agent and the Term Lenders, on the other hand, the terms of the Agent Intercreditor Agreement shall be controlling.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      CONGRESS FINANCIAL CORPORATION (CENTRAL)
                                        as Agent for the Working Capital Lenders

                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Name: [ILLEGIBLE]
                                           Title: S.V.P.


                                       Address:

                                       ---------------------------------------

                                       ---------------------------------------

                                       Attention:
                                       Telecopy No.:
                                       email address:


                                       SILVER POINT FINANCE, LLC,
                                         as Agent for the Term Lenders


                                       By: /s/ JEFFREY A. GELFAND
                                           ------------------------------------
                                           Name: Jeffrey A. Gelfand
                                           Title: Chief Financial Officer

                                       Attention:
                                       Telecopy No.:
                                       email address:


                                         BNY MIDWEST TRUST COMPANY,
                                           as Trustee

                                         By: /s/ M. CALLAHAN
                                            ------------------------------------
                                              Name: M. Callahan
                                              Title: Assistant Vice President

                                         Address:
                                         2 N. LaSalle Street, Suite 1020
                                         ---------------------------------------
                                         Chicago, IL 60602
                                         ---------------------------------------

                                         Attention: Corporate Trust Department
                                         Telecopy No.: 312-827-8542
                                         email address: mcallahan@bankofny.com

                             OBLIGOR ACKNOWLEDGMENT

                  Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions of the within and foregoing Intercreditor Agreement.

                  Each of the undersigned agrees that any Agent possessing Collateral does so as bailee (under the UCC) for the other Agent and the Trustee, to the extent each has a Lien on such Collateral, and is hereby authorized to and may turn over to the other Agent or the Trustee, in accordance with the foregoing Intercreditor Agreement, after all obligations and indebtedness of the undersigned to the bailee Agent have been fully paid and performed.

                  Each of the undersigned acknowledges and agrees that: (i) although it may sign this Obligor Acknowledgment to the Intercreditor Agreement it is not a party thereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement, and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of either of the Agents to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.




                                         IWG RESOURCES LLC,
                                           as Borrower

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention:
                                         Telecopy No.:
                                         email address:


                                         OWI CORPORATION,
                                           as Borrower

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention: Chief Executive Officer
                                         Telecopy No.:
                                         email address:

                                         INTERNATIONAL WIRE ROME
                                         OPERATIONS, INC.,
                                           as Borrower

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention: Chief Executive Officer
                                         Telecopy No.:
                                         email address:


                                         OMEGA WIRE, INC.,
                                           as Borrower

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention: Chief Executive Officer
                                         Telecopy No.:
                                         email address:


                                         CAMDEN WIRE CO., INC.,
                                           as Borrower

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention: Chief Executive Officer
                                         Telecopy No.:
                                         email address:

                                         WIRE TECHNOLOGIES, INC.,
                                           as Borrower

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention: Chief Executive Officer
                                         Telecopy No.:
                                         email address:


                                         INTERNATIONAL WIRE GROUP, INC.,
                                           as Parent

                                         By: /s/ JOSEPH M. FIAMINGO
                                            ------------------------------------
                                              Name: Joseph M. Fiamingo
                                              Title: Chief Executive Officer

                                         Address:
                                         101 S. Hanley Road, Suite 1050
                                         ---------------------------------------
                                         St. Louis, MO 63105
                                         ---------------------------------------

                                         Attention: Chief Executive Officer
                                         Telecopy No.:
                                         email address: